IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Eaton Vance AMT-FREE Municipal income fund

(the “Fund”)

Supplement to Summary Prospectus and Prospectus dated February 1, 2026, as may be supplemented and/or revised from time to time

The following changes are effective November 1, 2026:

The following replaces the first paragraph under “Principal Investment Strategies” in the Summary Prospectus and under “Principal Investment Strategies” in the “Fund Summary” section in the Prospectus for the Fund:

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations (including notes and tax-exempt commercial paper) issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax, including the alternative minimum tax (“AMT”) (the “80% Policy”). At least 65% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in obligations rated below investment grade and in unrated obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. The Fund may invest in securities in any rating category, including those in default. The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities (“Agency Securities”). The Fund will not invest in an obligation if the interest on that obligation is subject to the AMT. The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities. Except as required by applicable regulation, there is no stated limit on the Fund’s use of derivatives for such purposes.

September 1, 2026	48699-00 9.1.26